SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                November 1, 2001
                Date of Report (Date of earliest event reported)


                        NEW WORLD RESTAURANT GROUP, INC.
             (Exact name of Registrant as specified in its charter)


         Delaware                    0-27148                   13-3690261
(State or other jurisdiction  (Commission File Number)       (IRS Employer
     of incorporation)                                    Identification Number)



                             246 Industrial Way West
                           Eatontown, New Jersey 07724
                    (Address of principal offices) (Zip Code)


                                 (732) 544-0155
              (Registrant's telephone number, including area code)


                                Page 1 of 2 Pages
                         Exhibit Index Appears at Page 2


Item 5.  Other Events

     Reference is made to the New World Restaurant Group, Inc. press release attached hereto as Exhibit 99.1, and incorporated by reference herein (including, without limitation, the information set forth in the cautionary statement contained in the press release), relating to a decision by the NASDAQ Listing Qualifications Panel (the "Panel").

     On November 6, 2001 the Company's counsel received a letter from the NASDAQ Listing and Hearing Review Council (the "Listing Council"). The Council Listing intervened following the October 30, 2001 decision of the Panel. The Listing Council indicated that it was reviewing the determination of the Panel to consider whether the Panel's decision to allow the Company's securities to continue to be listed on the NASDAQ National Market pursuant to an exception is appropriate. The Listing Council asked the Company for further information concerning the indicated subject and indicated it would issue its decision after its meeting in December 2001. The Listing Council indicated that it would file its decision with the Securities and Exchange Commission pursuant to SEC Rule 19d-1 following review by the NASD Board.


Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits
         -----------------------------------------------------------------

     Exhibit 99.1 Press Release issued November 1, 2001.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NEW WORLD RESTAURANT
                                           GROUP, INC.

Date:  November 12, 2001
                                           By: /s/ Jerold E. Novack
                                               --------------------
                                           Name:  Jerold E. Novack
                                           Title:  Chief Financial Officer